Filed Pursuant to Rule 433 Free Writing Prospectus Registration No. 333-200666 December 3, 2014 Company Presentation December 2014 www.ARCGroupWorldwide.com | NASDAQ: ARCW

Important Notice The Company has filed a registration statement (including a preliminary prospectus) with the U.S. Securities and Exchange Commission (“SEC”) for the offering to which this presentation relates. Before you invest, you should read the prospectus in that registration statement and other documents the Company has filed with the SEC for more complete information about the Company and this offering. You may obtain these documents free of charge by visiting the SEC online database (EDGAR) on the SEC’s website at www.sec.gov. The Company’s registration statement on Form S-1 containing the preliminary prospectus, dated December 1, 2014, is available at the following link: http://www.sec.gov/Archives/edgar/data/826326/000104746914009637/a2222388zs-1.htm Alternatively, you may obtain a copy of the prospectus and any other publicly available documents from the Company by calling (303) 467-5236 or from Brean Capital by calling (212) 702-6500. 2

Forward-Looking Statements This presentation contains certain forward-looking statements within the meaning of Section 21E of the U.S. Securities Exchange Act of 1934, as amended, and Section 27A of the U.S. Securities Act of 1933, as amended, with respect to certain of the Company’s plans and its current goals and expectations relating to its future financial condition and performance. The Company cautions readers that no forward-looking statement is a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statements. These forward-looking statements can be identified by the fact that they do not relate only to historical or current facts. Forward-looking statements sometimes use words such as “may”, “will”, “seek”, “continue”, “aim”, “anticipate”, “target”, “expect”, “estimate”, “intend”, “plan”, “goal”, “believe”, “pro forma”, “projected” or other words of similar meaning. Examples of forward-looking statements include, among others, statements regarding the Company’s future financial position, income growth, assets, business strategy, leverage, projected levels of growth in manufacturing markets, projected costs, estimates of capital expenditures and plans and objectives for future operations and other statements that are not historical fact. By their nature, forward-looking statements involve risk and uncertainty because they relate to future events and circumstances, including, but not limited to, U.S. domestic and global macroeconomic and business conditions, Company indebtedness, the ability to respond effectively to technological and market developments, the effects of foreign low cost labor, customer concentration risks and volatility in customer demand, risks related to attraction and retention of key personnel, management of costs and overhead, majority control of the Company’s stock by a single stockholder, the outcome of any future legal proceedings, the success of future acquisitions and other strategic transactions, and the impact of competition – a number of such factors being beyond the Company’s control. As a result of these uncertain events and circumstances, the Company’s actual future results may differ materially from the plans, goals, and expectations set forth in the Company’s forward-looking statements. Any forward-looking statements made herein speak only as of the date they are made. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement contained in this presentation to reflect any changes in expectations with regard thereto or any changes in events, conditions or circumstances on which any such statement is based. The reader should, however, consult any and all additional disclosures that the Company has made or may make in documents that the Company has filed or may file with the SEC. 3

Prototype-to-Production Mission Statement & Core Strengths 4 Accelerating Innovation in Manufacturing through the Adoption and Integration of Technology Significant Experience | Global Facilities | ~700 Employees Speed with Precision Innovation Through Technology

ARC is Focused on Accelerating Change in Global Manufacturing Macro Thesis 5 Manufacturing Returning to United States & Developed World Driven by innovation—3D printing, automation, robotics, software, and the continued evolution of the Internet—and lower domestic energy prices Potentially mitigates low labor cost country arbitrage Speed-to-Market is Critical for OEM Product Launch Cycle Competitive pressure to routinely launch new products and upgrades Perpetual “race to market” creates competitive advantage for those fastest to market Inefficient and Fragmented Supply Chain Existing global supply chains are inefficient: one-off suppliers, long lead times, and production bottlenecks OEMs are increasingly seeking consolidated supply chains Technology is Driving a Manufacturing Revolution

Growth Strategy 6 Holistic Manufacturing Approach Fabrication industry fragmented and inefficient ARC offers a full suite of products and services to increase our “wallet share” with existing customers ‘One-stop shop’ provides cross-selling opportunities across existing and acquired customer bases ARC’s core ability to produce technically difficult, complex components creates significant barrier to entry Anticipate continued strategic acquisitions of companies that deliver incremental, complementary products and technologies ‘Speed-to-Market’ Accelerate adoption of technology and innovation to unlock bottlenecks in the production process Offer ‘under one roof’ prototyping-to-production services ARC’s innovation is focused on: Automation and Robotics Proprietary Automatic Online Quoting Software In-House Tooling/Rapid Tooling Metal/Plastic 3D Printing and RapidMIM Prototype/Short-Run Production Offerings Rapid Full-Run Production Services ARC’s Growth Strategy is Based Upon Innovating Around Two Fundamental Themes Through Innovation, ARC is a Full-Solution Provider

Differentiated Business Model Production Focus Speed Reputation built on high-quality, highly complex, full-run production components Continuing focus on accelerating innovation and technology adoption in full production manufacturing Speed focused - not just fast prototyping and short run production, but rapid full run production, our vision of the future of manufacturing Beyond Prototyping Prototyping is important, but is only one link in the chain A leader in prototyping and short run production; true opportunity is bridging gap from prototyping to full run production 7 ARC is Positioned to be a Leader in Rapid Production Technological Evolution 3D printing is expected to significantly displace traditional manufacturing techniques ARC plans to capitalize on this disruption through our industry experience and established customer base

Company Highlights 8

9 Prototype-to-Production Solution

10 30+ year operating history with well-established reputation and track record for quality products and services, and multi-decade, blue chip customer relationships Consistently manufactured the most critical and difficult to produce components for our customers Proven Historical Performance Prototype-to-Production Solution Global manufacturers focused on innovation, not supply chain consolidation Opportunity to diversify into additional products and services given historical performance Win / win for ARC and customers ARC is a ‘known quantity’ for customers and enables vendor consolidation ARC expects to see an increase in our ‘wallet share’ with existing customer base Continued strategy of seeking acquisition opportunities with continued focus on complementary capabilities Established, Holistic Manufacturing Solution Meeting Increased Demand for Holistic Solution

ARC’s Full Service Product Offering 11 ARC has developed a full service product offering through the addition of both horizontal and vertical capabilities, complementing our longstanding MIM franchise Metal Fabrication Technologies ARC Services and Capabilities Proprietary Online Quoting System 3D Printing and Rapid MIM Prototype-to-Production in Metal and Plastic Injection Molding Traditional Metal (MIM) and Magnesium Plastic and Medical Cleanroom In-House Tooling Capabilities Precision Stamping Computer Numerical Control (CNC) Machining Automation and Robotics Glass and Ceramic Seals Flanges and Fittings Prototype-to-Production Solution MIM CNC Machining Stamping Casting Forging ARC Capability Highest Complexity Lowest Complexity 3D Printing Conventional PM

ARC Supplements MIM and 3D Printing with Complementary Technologies 12 Advanced Tooling Plastic Injection Molding Stamping Secondary Operations Prototype-to-Production Solution

ARC Comprehensive Product Offerings in the Sector 13 Full Production MIM Metal 3D Printing Service Plastic 3D Printing Service Plastic Injection Molding Online Quoting Complex Stamping 3D Printer Manufacturing Prototype-to-Production Solution MIM 3D Printer Production Prototype Service Bureaus ARC

14 A Leading Speed-to Market Innovator

15 Partnering with Customers to Deliver Products with Greater Speed, Flexibility, and Precision A Leading Speed-to-Market Innovator OEM’s Continually Seek to Launch the Next Generation of Their Product To Avoid Being Marginalized in the Marketplace ARC’s proprietary technologies provide our customers with high quality products in the shortest possible time

16 A Leading Speed-to-Market Innovator “The Past” Quoting Tooling Production Process Lead Time Traditional Paradigm 1 – 2 Weeks 8 - 12 Weeks 12 - 16 Weeks Manual quoting system, requiring administrative processing and engineering review Design specification sent to 3rd party manufacturer; multiple iterations and retooling common Iterative testing of prototypes/short-run production items; significant time lag during each iteration Quoting Tooling Production Process Lead Time Instant 2 – 3 Weeks 3 - 4 Weeks First phase of proprietary online quoting interface launched in FY14, significantly reduced process times; automated system recently implemented In-house tool-making = single-source efficiency with real-time adjustments Unique rapid tooling solutions 3D/RapidMIM: Overnight prototypes to production products; dramatically improves iterative design process and turnaround times Disruptive Innovation “The Future” Condensing the Supply Chain Through Technology and Innovation

17 Supply Chain Inefficiencies are ARC Opportunities Case Study: Large Medical Device Manufacturer ARC Implications End-to-end solution positions ARC for greater wallet share Margin enhancement opportunities through improved pricing and process efficiency A Leading Speed-to-Market Innovator Targeted Supply Chain Current Supply Chain 25,000+ suppliers Limited process transparency Long lead times Production bottlenecks Dedicated supply chain / procurement employees and related costs <8,000 suppliers; relationship focused Value solutions and transparency over cost Consolidation improves speed-to-market Reduced company-wide resources

A Leading Speed-to-Market Innovator Industry-Leading 3D Printing Launching Online Quoting Platform “SEO”/“SEM” Focus Early adopter of 3D printing with significant investment/capabilities Metallurgy experience Tooling and Injection Molding capabilities ARC has Positioned Itself to Benefit from the Evolving Global Manufacturing Industry Initial phases already materially reducing quoting times Additional expansions scheduled for 2015 Substantial investment in Search Engine Optimization (“SEO”) / Search Engine Marketing (“SEM”) Often limited/no online presence by peers beyond basic website Creating Sales / Marketing Culture Evolving to ‘Sales & Marketing’ culture from ‘Engineering’ basis Expanding into international geographies Sizeable cross-selling opportunities via recent acquisitions 18

19 Pioneer in 3D Utilization

20 Pioneering 3D Utilization 3D Printing Enables ARC to Transform the Future of Manufacturing 3D Metal Production is a Growth Opportunity ARC’s industrial 3D metal production focus is key competitive advantage Leverages ARC’s metals expertise Expertise and experience in metallurgy and materials science 3DMT’s Technologies: Plastic Printing – Fused Deposition Modeling (FDM), Stereolithography (SLA) and MultiJet Printing (MJP) Metal Printing – Metal Laser Sintering (MLS) Rapid Tooling CNC Machining – 3 & 4 Axis Milling Machines, Lathes, and Wire Electrical Discharge Machining (EDM) 3DMT’s Industries Served: Aerospace, Automotive, Consumer Goods, Defense and Firearms, Medical / Dental, and Industrial Automation 3DMT’s Materials: Steel, Stainless Steel, Superalloys, Titanium, Aluminum and Other Specialty Alloys

21 Pioneering 3D Utilization ARC’s Holistic 3D / Rapid Production Services Plastic Metal RapidMIM Short Run Production Advanced / Rapid Tooling

22 Pioneering 3D Utilization New Materials, Speed, and Design Freedom are the Future of Industrial 3D Printing Significant Metallurgy Background Focus on Material Science and R&D

23 One of the Largest MIM Providers in Rapidly Growing Sector

24 Leading Market Position in Expanding MIM Industry What is MIM? We believe we are one of the largest MIM operators in the world, using powder metal, wax and plastic to make highly precise, technically-challenging parts Compounding Molding Debinding Sintering Fine metal powders, thermoplastics, and other proprietary ingredients are mixed Conventional injection molding machines are used to mold green parts Green parts are processed through a closed loop solvent system to remove the binder material Debound parts are sintered in vacuum furnaces

25 Leading Market Position in Expanding MIM Industry Who Uses MIM? Diversified, high quality customer base in fast-growing industries Medical & Dental Devices Aerospace & Defense Auto & Engineering

26 Historical Growth Profile

Historical Growth Profile Acquisition Integration Expansion of 3D Metal Service Bureau Platform Cross-selling opportunities Streamlining / administrative functions, including 401(k) plans and travel / entertainment policies Purchasing / procurement efficiencies, including mass purchasing discounts Fiscal 2015 Strategic Priorities Monetize substantial investment in personnel, equipment and technology / software Continue working with customers on new production programs Develop industry leadership position and technological knowledge advantage within the sector, comparable to ARC’s MIM position Margin Enhancement Opportunities Lean manufacturing Automation Scrap reduction Flexing of direct and indirect labor Overhead reduction 27

28 Historical Growth Profile Revenue Gross Profit Adjusted EBITDA CAGR: 65% CAGR: 44% CAGR: 55% ($ in thousands) ($ in thousands) ($ in thousands) $5,696 $9,552 $13,721 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 FYE 06/30/12 FYE 06/30/13 FYE 06/30/14 $30,407 $68,486 $82,926 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 FYE 06/30/12 FYE 06/30/13 FYE 06/30/14 $11,711 $18,292 $24,232 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 FYE 06/30/12 FYE 06/30/13 FYE 06/30/14

29 Historical Growth Profile Adjusted EBITDA Reconciliation ($ in thousands) (1) Adjusted EBITDA further adjusts EBITDA to exclude (i) equity based compensation expense as this was a non-recurring grant made to our chief executive officer as an inducement to accept the position; (ii) merger expenses are non-recurring costs incurred to effect acquisitions, such as advisory, legal, accounting, consulting and other professional fees; (iii) other non-recurring expenses were costs incurred reduce excess workforce and professional fees resulting from our acquisitions and financing activities; (iv) gain on bargain purchase was negative goodwill resulting from the reverse merger of ARC and QMT; and (v) Gain on extinguishment of debt is a result of the redemption of the Company’s convertible note in connection with the Company entering into a new credit agreement. Fiscal Year Ended June 30, 2012 2013 2014 Net income attributable to ARC Group Worldwide, Inc. $4,518 $3,039 $4,516 Interest expense, net 453 1,142 1,399 Income tax expense 0 722 2,411 Depreciation and Amortization 725 3,393 4,385 EBITDA 5,696 8,296 12,711 Share-based compensation expense 0 0 701 Merger expenses 0 1,637 536 Other non-recurring expenses 0 0 351 Gain on bargain purchase 0 (381) 0 Gain on early extinguishment of debt 0 0 (578) Adjusted EBITDA (1) $5,696 $9,552 $13,721

Capital structure and cash flow from operations are expected to facilitate strategic acquisitions and attractive capital projects 30 Historical Growth Profile ($ in thousands) (1) Reflects Company's actual capital structure as of September 28, 2014, adjusted for the debt refinancing transactions completed on November 10, 2014. Such transactions include a new $20.0 million subordinated term loan, with proceeds used to partially repay the Term Loan and Delayed Draw Term Loan. Pro Forma Capitalization as of September 28, 2014 (1) Actual Pro Forma (1) Cash and cash equivalents $7,312 $7,312 Total debt 80,385 81,302 Stockholders' equity Preferred stock 2,000,000 shares authorized, no par value; no shares issued and outstanding (unaudited and as adjusted) 0 0 Common stock, $0.0005 par value, 250,000,000 shares authorized; 15,088,522 shares issued and 15,080,121 shares issued and outstanding (actual); shares issued and outstanding (as adjusted). Treasury Stock, at cost; 8,401 shares at September 28, 2014. Additional paid in capital. 14,202 14,202 Retained Earnings 16,319 16,319 Total stocholders' equity 31,573 31,573 Total capitalization $119,270 $120,187

31 Experienced Management Team

Joined ARC in 2008 as Chairman & CEO Managing Director at Quadrant Management since 2005 Chairman of Yola, Inc. since 2011 Formerly held principal investing and investment banking positions at Merrill Lynch & Co. Extensive global manufacturing experience Significant ARC shareholder Experienced Management Team 32 Jason T. Young Chairman & CEO Drew M. Kelley CFO Senior Management Team Brings Strong Skill Set, Accomplished Track Record, Drive, and Shareholder Alignment Joined ARC in 2013 as CFO & Director Formerly held investment banking and equity research positions Jefferies LLC, Bear Stearns & Co. Inc., and Merrill Lynch & Co. Extensive capital market, acquisition, and financial experience

Experienced Management Team

Focused Acquisition Strategy

ARC's management team has supplemented growth through a number of highly disciplined, strategic, and accretive acquisitions


FQ1 2013
FQ2 2013
FQ3 2013
FQ4 2013
FQ1 2014
FQ2 2014
FQ3 2014
FQ4 2014

August 2012: ARC completes recapitalization transaction

August 2012: ARC acquires Advanced Forming Technologies, Inc. ("AFT") from Precision Castparts Corporation. The AFT transaction makes ARC the largest global MIM operator.

April 2014: ARC completes ATC and Thixoforming acquisitions, adding key capabilities including Plastic Injection Molding, Magnesium Injection Molding, and Rapid Tooling.

June 2014: ARC completes KECY acquisition, adding precision stamping capability and unique customer base.

33

Transaction Closed: August 2012 Purchase Price: $43.0 million Comments: Further expands ARC’s Metal Injection Molding capabilities Transaction Closed: June 2014 Purchase Price: $26.0 million Comments: Adds key Precision Metal Stamping capabilities Transaction Closed: April 2014 Purchase Price: $24.0 million Comments: Adds key Tooling and Plastic Injection Molding capabilities Transaction Closed: April 2014 Purchase Price: Undisclosed Comments: Adds key Magnesium Injection Molding capabilities 34 Experienced Management Team Selected Case Studies – Accretive Acquisition Strategy

Key Company Highlights Limited Competitors of Size and Scale Highly Differentiated Business Model A Leading, Global Advanced Manufacturer & 3D Service Provider Complementary Business Lines with Substantial Cross-Selling Opportunities Significant Growth Opportunity Strong Track Record 35

Thank You A Leader in Rapid Production www.ARCGroupWorldwide.com | NASDAQ: ARCW